February 2024 Investor Presentation Positioned for Sustainable Growth

Notice to Investors Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to our exploration of strategic alternatives for the long-term positioning of our Fluids Systems division; divestitures; the worldwide oil and natural gas industry; our ability to generate internal growth; economic and market conditions that may impact our customers’ future spending; our customer concentration and reliance on the U.S. exploration and production market; our international operations; the ongoing conflicts in Europe and the Middle East; operating hazards present in the oil and natural gas and utilities industries and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering and market expansion; our ability to attract, retain, and develop qualified leaders, key employees, and skilled personnel; expanding our services in the utilities sector, which may require unionized labor; the price and availability of raw materials; inflation; capital investments and business acquisitions; market competition; technological developments and intellectual property; severe weather, natural disasters, and seasonality; public health crises, epidemics, and pandemics; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity incidents or business system disruptions; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; share repurchases; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Non-GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Net Debt, and Net Leverage. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non- GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Disclaimers 2

Agenda Introduction End-Market Overview Summary of Key Financial Data 3

4 Introduction

Transformation Strategy Aligning Portfolio to Maximize Value Creation Through Accelerated Growth in Power & Infrastructure Markets Disciplined Strategy Aligned with Long-Term Global Megatrends

Company Overview

Specialty Rental & Services Company Supporting Power and Infrastructure Markets

Newpark Resources, Inc. headquartered in The Woodlands, TX, is a global company operating **two independent business units,** Industrial Solutions and Fluids Systems, supporting energy and infrastructure markets. We built a reputation for innovating and adapting to the changing needs of our customers, **delivering sustainable technologies** that enable society to prosper.

- NYSE Stock Symbol: NR
- Operating in more than 20 countries worldwide; ~55% of 2023 revenues derived from U.S.
- Earnings primarily driven by utilities and industrial end-markets, while exposure to O&G reduced through recent divestitures
- Strong financial profile with modest debt burden and no significant near-term maturities

NEWPARK RESOURCES GLOBAL FOOTPRINT



Diverse End-Market Coverage

Renewable Generation | Transmission & Distribution | Infrastructure Construction | Petrochemical | Midstream | O&G Exploration & Production



Launched sale process for Fluids Systems in Q3 2023; expect substantial completion by mid-2024

NEWPARK

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Leader in Power and Energy Infrastructure Solutions INDUSTRIAL SOLUTIONS Power Infrastructure, O&G, Construction and Renewables Leading provider of specialty rental and services, redefining safety & efficiency standards Unique business model includes integrated manufacturing of 100% recyclable DURA-BASE composite matting, which offers economic and ESG benefits vs. traditional access products Longstanding, blue-chip customer relationships across T&D utility owners and infrastructure contractors Consistent FCF generation, strong EBITDA margin, and solid ROI FLUID SYSTEMS Oil, Natural Gas, and Geothermal #1 rated** drilling and reservoir fluids solutions provider in overall performance globally Leading portfolio of sustainable water-based technologies delivering outstanding performance and reducing carbon footprint*** Globally positioned in long-term markets with established customers supported by current O&G global demand tailwinds Improved margin and FCF generation profile through recent divestitures and focused asset-light operating model 7 Providing Innova ve Product & Service Solu ons for Power T&D and O&G Infrastructure 70% OF SEGMENT ADJ. EBITDA (2023)* * Adjusted EBITDA is a non-GAAP financial measure. See earnings release and reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation ** 2022 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research *** Relative to hydrocarbon-based fluids 30% OF SEGMENT ADJ. EBITDA (2023)* 92% OF SEGMENT CAPEX (2023) 8% OF SEGMENT CAPEX (2023)

Segment Approach Supports Growth & Shareholder Return

	Net Assets*	TTM ADJ EBITDA**	Market Outlook	Approach
Industrial Solutions	$239M	$74M	Actual & Projected Transmission Investment***	Invest & Grow
Fluids Systems	$202M	$32M	Global Oil Demand***	Optimize for Cash Generation Sale Process Launched


Inventory
AR, net of AP
Rental fleet
Other long-lived assets, net


Actual & Projected Transmission Investment***
BILLIONS
35
30
25
20
15
10
5
0
16 17 18 19 20 21 22 23 24 25 26 YEARS
Actual
Projected


Inventory
AR, net of AP
Long-lived assets and other, net


Global Oil Demand***
MILLIONS OF BARRELS PER DAY
110
105
100
95
90
85
80
19 20 21 22 23 24 25 26 27 28 YEARS
Actual
Projected

* Net Assets represents segment net assets, excluding cash and debt, as of December 31, 2023.
** Adjusted EBITDA is a non-GAAP financial measure. See earnings release and reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation.
*** Transmission investment - Edison Electric Institute Business Analytics Group, Jan 2024 ; Global Oil Demand – IEA, June 2023

NEWPARK
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29% YoY reduction in Fluids Systems net working capital Fluid Systems Net Working Capital 13% YoY growth in Industrial Solutions EBITDA (TTM) Industrial Solutions EBITDA* (TTM) 12% YoY growth from Industrial Solutions Rental and Services revenues (TTM) Key Opera onal Highlights Aligned with Strategy 9 Disciplined Execu on Delivering Shareholder Value Crea on 8% YoY reduction in weighted average shares outstanding Rental and Service Revenue (TTM) Weighted Average Shares Outstanding * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation.

Well Positioned in Substantial Energy Megatrends 10 Multi-Trillion Dollar Markets Provide Long-Term Opportunities $14T+ Electrification $1T+ Renewables $12T+ Global Oil & Gas Investment in global electrical grid to enable “electrification of everything” Renewable Generation tie- ins and grid hardening driving long-term infrastructure development O&G Investment is projected to meet demand in Sustainable Development Scenario over next 30 years Source: US Energy Information Administration 2021/EEI//International Energy Agency Fuel Report, Jan 2021/Industry Consulting Estimates/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021

Differentiated Model Exploiting Competitive Advantages • Self-funding organic expansion in high-growth, high-returning infrastructure markets • Focused capital light Fluid Systems positioned to generate cash through cycles • Technology, scale, and service drive customer loyalty and productivity • Global presence in diversified end markets with blue-chip customers • Modest leverage provides stability and potential inorganic growth funding • Capable of balancing growth, returns, and FCF to maximize long-term value creation for our shareholders 11 Over 50 Years of Technology & Service Innova on Posi oning Us for Tomorrow’s Opportuni es Balancing growth, returns & FCF for shareholders Investing in higher returning, more stable specialty rentals & servicesCash generation via global, capital-light, returns-focused Fluids portfolio

Change20232019 -2%$80M Adjusted EBITDA* $82M Adjusted EBITDA* Maintaining Adjusted EBITDA as we reposition the Company +15%70% % of Segment Adj. EBITDA* generated from Industrial Solutions 61% % of Segment Adj. EBITDA* generated from Industrial Solutions Increasing Adjusted EBITDA generation from more stable Industrial Solutions segment -33%$452M Net Assets** (EOY) $675M Net Assets** (BOY) Reducing capital employed to drive agility in cyclical O&G focused operations +50%54% % of Segment Net Assets** deployed in Industrial Solutions 35% % of Segment Net Assets** deployed in Industrial Solutions Redeploying capital toward higher-returning segment -6%85M Shares Outstanding (Average) 90M Shares Outstanding (Average) Returning value to shareholders through share repurchases -56% (-100%)$75M ($0) Total Principal Outstanding (Equity-Linked) $172M ($100M) Total Principal Outstanding (Equity-Linked) Reducing total debt and eliminated equity-linked debt Meaningful Progress in our Transformation Strategic Focus on Growth in More Stable, Higher-Margin Industrial Markets Key to Long-Term Value Creation 12* Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ** Net Assets represents consolidated net assets, excluding cash and debt, as of December 31.

13 End-Market Overview

Utilities Infrastructure Megatrend Powering Growth

Significant Long-term Capital Investment in Innovation & Infrastructure Enhanced by Legislation

The **$1.2 trillion Infrastructure Investment and Jobs Act** (IIJA) is investing significantly over next decade, including ~ **$70B for electric grid and hardened energy infrastructure**

$300B federal clean energy tax package over next 10 years from **Inflation Reduction Act (IRA)**

Aging infrastructure, system hardening, grid reliability, and renewable energy projects are key drivers for approximately **$30B** transmission infrastructure spend

$1.2T+

Infrastructure Investment and Jobs Act (IIJA) is investing significantly over next decade

$140B+

U.S. investor-owned utilities are expected to make about **$140B+ annual capital investments with ~8% CAGR** for clean energy technologies and decarbonization

$30B+

Projected annual U.S. utility transmission investment with **~10% of spend on temporary access specialty rental & services**

NEWPARK

Data Sources: Whitehouse.gov/ Brookings.edu, Feb. 1, 2023, Edison Electric Institute Business Analytics Group, Jan 2024

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Positioned for Growth in Multi-Billion Dollar Temporary Access Market Specialty Rental and Services Supporting Infrastructure Megatrends Utilities O&G PipelineConstruction Rail & Other Our Footprint What We Do Leading manufacturer and rental provider of composite temporary worksite access solutions with a diversified customer base, which primarily compete against access alternatives such as wood, gravel, or permanent surfaces Industries We Serve 12% YoY growth in Rental & Service Revenue (TTM) 13% YoY growth in Industrial Solutions EBITDA (TTM) 34% Average Adjusted Industrial Solutions EBITDA Margin 2021 – 2023 53% 2023 rental revenue as % of avg. fleet cost 12 year Estimated useful life of mat deployed into rental fleet 15

Industrial Solutions End-to-End Operating Model 16 Differentiated by Optimizing Across the Value Chain Providing Strong Results Product Engineering & Design Materials Sourcing & Procurement Precision Manufacturing Product Direct Sales Mat Fleet Rental & Services Belief in Innovation • High performance, safety, and service-centric culture • Introduced DURA-BASE to the world over 25 years ago as the 100% recyclable composite matting solution • Committed R&D, Project Technical Support team with industry-leading experience • Strategically located in Carencro, LA, close to suppliers using proprietary compounds of resins, with expanding use of alternative and recycled material inputs • 50,000 sq ft automated manufacturing plant with over half a million 8’ x 14’ mats manufactured • Quality management compliant with ISO 9001:2015 Scaled to Succeed With Proven Record of Delivering • Supplying small- and large-scale requests domestically and abroad • Most experienced composite matting industry sales and operations team • Dedicated to new and longstanding customer relationships • Long asset life with low maintenance leveraging technology, and large scalable operating footprint • Operate the largest composite DURA-BASEmatting fleet in the world

Utilities O&G General Construction Pipeline Rail Other 2023 REVENUE BY INDUSTRY $50 $60 $70 $80 2021 2022 2023 M IL LI O N S Industrial Solutions • Strategic investments in technology, scale, and service to drive specialty rental differentiation • Expansion of specialty rental fleet to meet long-term infrastructure build-out in multiple industries • 15% average revenue CAGR from Utilities & Industrial end-markets since 2016; contribute ~75% of 2023 segment revenues • Leverage R&D to launch higher-margin products focused on driving operating efficiency and sustainability • Robust rental unit economics drive strong EBITDA margin and ROIC profile 17 Strategic Progress Supported by Strong Infrastructure Trends Rental & Service (R&S) Product Sales 2023 REVENUE MIX * Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ADJUSTED EBITDA* 52% 53% 53% 48% 52% 56% 60% $- $20 $40 $60 $80 $100 2021 2022 2023 RE N TA L RE VE N U E (M IL ) Rental Revenue Rental Revenue as % of Avg. Fleet Cost RENTAL REV AS % AVG FLEET COST

Global Demand for Oil and Gas Remains Resilient $12T+ Investment in Oil & Gas projected to meet global demand in Sustainable Development Scenario over next 30 years Access to affordable and reliable energy critical for developing economies Geopolitical instability heightens global focus on energy security during the transition to alternative energy sources 18 Emergence of Alternative Energy Lags Global Demand World’s Energy which comes from fossil fuels today Renewables demand growth requiring new infrastructure construction and related services Total demand results in an increase of global Oil/Liquids/Natural Gas demand calling for efficient, innovative, and sustainable drilling and reservoir solutions 80%+ 70%+ 20%+ Source: US Energy Information Administration 2021/EEI//International Energy Agency Fuel Report, Jan 2021/Jefferies Estimates/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021 OUTLOOK BY 2050

Int'l U.S. Canada • Recent divestitures driving shift to international markets; 60% of 2023 revenues generated outside of U.S. • Global footprint aligned to long-term, strategic markets • Reshaping balance sheet to drive “Capital-Light” model, and reduce return cyclicality • FCF generation to support higher-returning growth and return to shareholders • In September 2023, sale process launched for Fluids Systems; anticipate substantial completion by mid-2024 $100 $200 $300 $400 2021 2022 2023 M IL LI O N S Fluids Systems Agile, Capital-Light Technology & Services Capable of Cash Generation Through Cycles 2023 REVENUE MIX 2023 CASH GENERATION FROM RECENT DIVESTITURES $34M NET ASSETS* 19 * Net Assets represents segment net assets, excluding cash and debt, as of December 31.

Long-Term Capital Allocation Strategy 20 Disciplined Approach Balances Growth Investments with Return of Capital Maintain Target Leverage Invest in Growth Return Excess Cash to Investors Organic M&A• Target net leverage range of 0.5x–1.5x • Net leverage*: 0.5x • Total liquidity**: $99M • Maintaining sufficient liquidity to support strategic growth • ABL Facility matures 2027 • 2023 Free Cash Flow generation of $74M * Net leverage ratio calculated as Net Debt divided by Q4 2023 TTM Adjusted EBITDA. ** Reflects ABL Facility availability plus cash and cash equivalents as of December 31, 2023. • Continued organic investment in high returning opportunities • > 80% of 2023 CAPEX deployed to expand rental fleet and support infrastructure market penetration • Continually evaluate opportunities to accelerate Industrial strategy • Disciplined execution based on strategic value, size, risk and appropriate economics • Improving equity value key to inorganic strategy & shareholder value • Committed to programmatic return of capital through share repurchase program • 7% YoY reduction in full year weighted average shares outstanding

0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 2019 2020 2021 2022 2023 Total Company TRIR Sustainability Embedded in Our DNA Environmental Social Governance 21 2022 Sustainability Report Including SASB & TCFD Disclosures Available on Website Shareholder Approval Rate of Executive Compensation * Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Board Independence Independent Board Diversity Safety Drives Everything We Do Committed to Local Personnel Across Our Operations

Why Invest in Newpark Resources? Meaningful growth opportunity tied to the energy transition and critical infrastructure Global presence in large-scale energy markets Proven technologies with economic and ESG benefits Demonstrated ability to adapt and grow Balancing investment in growth with return of capital Capital structure to support growth plans 22 Leading Provider of Sustainable Technologies and Services

23 Summary of Key Financial Data

Business Segment Overview Industrial Solutions Fluids Systems 24 $40 $60 $80 $100 $100 $120 $140 $160 $180 $200 $220 $240 2021 2022 2023 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* $0 $20 $40 $60 $300 $375 $450 $525 $600 $675 $750 2021** 2022** 2023 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* Rental & Service (R&S) Product Sales U.S. U.K. 2023 REVENUES Int'l U.S. Canada 2023 REVENUES * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ** Includes operations of Gulf of Mexico and U.S. Mineral Grinding operations, both of which were exited in Q4 2022. Divested units contributed $83 million of revenues, $5 million of depreciation expense, and a $40 million operating loss in 2022, including $29 million impairment charge, and $62 million of revenues, $7 million of depreciation expense and $7 million operating loss in 2021. • Delivering double-digit annual revenue growth • Strong Energy Transition market tailwinds • Consistent cash flow and solid ROI • Reshaping portfolio to monetize working capital and improve returns • ~ 80% of asset base comprised of receivables, inventory, and other working capital

Consolidated Statements of Operations (unaudited) 25

Operating Segment Results (unaudited) 26

Impact of 2022 Divestitures (unaudited) 27

Consolidated Balance Sheets (unaudited) 28

Consolidated Statements of Cash Flows (unaudited) 29

Non-GAAP Financial Measures (unaudited) 30

Non-GAAP Financial Measures (unaudited) 31

32 Non-GAAP Financial Measures (unaudited)

Non-GAAP Financial Measures (unaudited) 33

Non-GAAP Financial Measures (unaudited) 34